UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2011 (January 19, 2011)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory arrangements of certain officers:

On January 19, 2011, the Compensation Committee of the Board of Directors of WesBanco, Inc. (the “Company”) approved the following incentive compensation payments for each of the Named Executive Officers listed below pursuant to the Company’s amended and restated Incentive Bonus, Option and Restricted Stock Plan, which is described in and attached as Appendix A to the Proxy Statement dated March 16, 2010 for the Company’s Annual Meeting held April 21, 2010.

Cash
Officer	Title	Compensation
Paul M. Limbert	President & Chief Executive Officer	$ 200,000

Robert H. Young	Executive Vice President & Chief Financial Officer	$ 107,991

Dennis G. Powell	Executive Vice President & Chief Operating Officer	$ 122,136

Jerome B. Schmitt	Executive Vice President - Trust & Investments	$ 92,748

Bernard P. Twigg	Executive Vice President - Commercial Lending	$ 37,000

The above - noted incentive compensation payments are payable on or about February 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: January 25, 2011	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer